UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026 (September 11, 2026)

ChampionsGate Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42651	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

419 Webster Street

Monterey, CA 93940

(Address of principal executive offices)

(831) 204-7337

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-eighth of one Class A ordinary share	CHPGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHPG	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHPGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 11, 2026, ChampionsGate Acquisition Corporation, a Cayman Islands exempted company (the “Company” or “ChampionsGate”), entered into an Agreement and Plan of Merger and Business Combination Agreement (the “Business Combination Agreement”) with Futuremain Co., Ltd., a Korean company (“Futuremain”), and such other persons as are contemplated to later join the Business Combination Agreement as “Pubco,” “Holdco,” “Merger Sub I” and “Merger Sub II.” ChampionsGate, Futuremain, Pubco, Holdco, Merger Sub I and Merger Sub II are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Business Combination Agreement.

The Business Combination

Prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Futuremain will cause Holdco to be incorporated under the laws of the Cayman Islands and will implement a restructuring pursuant to which Futuremain will become an indirect wholly owned subsidiary of Holdco. ChampionsGate will cause Pubco, Merger Sub I and Merger Sub II to be incorporated under the laws of the Cayman Islands, and each such entity and Holdco will join the Business Combination Agreement.

At the Closing, Merger Sub I will merge with and into Holdco, with Holdco continuing as the surviving corporation and a wholly owned subsidiary of Pubco (the “Initial Merger”). In the Initial Merger, each issued and outstanding Holdco share, other than treasury shares and dissenting shares, will be cancelled in exchange for the right to receive newly issued ordinary shares of Pubco (the “Pubco Shares”) based on the Holdco Exchange Ratio. The aggregate consideration payable to the Holdco shareholders at the Closing is $80,000,000, payable in Pubco Shares having a deemed value of $10.00 per share (the “Closing Consideration”).

Following the Initial Merger, Merger Sub II will merge with and into ChampionsGate, with ChampionsGate continuing as the surviving corporation and a wholly owned subsidiary of Pubco (the “SPAC Merger” and, together with the Initial Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Immediately prior to the SPAC Merger, each outstanding ChampionsGate unit will separate into one Class A ordinary share and one right. At the effective time of the SPAC Merger, (i) each outstanding ChampionsGate ordinary share, including each ordinary share issued upon conversion of the rights as described below, will be cancelled in exchange for one Pubco Share and (ii) every eight outstanding ChampionsGate rights will automatically convert into one ChampionsGate Class A ordinary share. No fractional Pubco Shares will be issued, and any fractional share otherwise issuable will be rounded down to the nearest whole share.

Equity Incentive Plan

Prior to the Closing, Pubco will adopt an equity incentive plan reflecting a pool of not less than 15% of the fully diluted capitalization of Pubco immediately following the Closing. Awards under the plan are contemplated to be granted following the Closing to eligible members of Futuremain’s management and staff, subject to the terms of the plan and applicable vesting terms.

Board of Directors and Officers of Pubco

Unless otherwise agreed by the Parties in writing, immediately following the Closing, the board of directors of Pubco will consist of five directors, three of whom will be designated by the Sponsor and reasonably acceptable to Holdco, and the remaining directors will be designated by Holdco. The officers of Holdco at the Closing will serve as the officers of Pubco following the Closing until their successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

Conditions to Closing

The obligations of the Parties to consummate the Business Combination are subject to customary closing conditions, including, among others: (i) the absence of any applicable law or order prohibiting the Closing and the absence of any third-party action enjoining or otherwise restricting the Closing; (ii) receipt of all required governmental consents, approvals and filings; (iii) approval of the applicable transaction proposals by ChampionsGate’s shareholders; (iv) receipt of Futuremain shareholder approval; (v) completion of any required filings and expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other applicable antitrust laws; (vi) the continued accuracy of the Parties’ respective representations and warranties, subject to the standards set forth in the Business Combination Agreement; (vii) performance in all material respects of the Parties’ respective covenants; (viii) the absence of a Material Adverse Effect with respect to Futuremain or the Pubco Parties, as applicable; (ix) completion of the restructuring; (x) continued Nasdaq listing of ChampionsGate and approval by Nasdaq of the additional listing application for the Merger Consideration Shares; and (xi) adoption of the equity incentive plan.

Covenants

The Business Combination Agreement contains customary covenants of the Parties, including covenants relating to: (i) the conduct of their respective businesses in the ordinary course pending the Closing; (ii) access to information and notice of specified events; (iii) preparation and filing of a proxy statement and a registration statement on Form F-4 and cooperation in responding to comments of the U.S. Securities and Exchange Commission (the “SEC”); (iv) delivery of required financial statements and other information; (v) use of reasonable best efforts to consummate the Business Combination and obtain required consents; (vi) restrictions on soliciting or participating in discussions concerning alternative transactions, subject to the terms of the Business Combination Agreement; (vii) preservation of directors’ and officers’ indemnification rights and maintenance of tail insurance; and (viii) efforts to maximize the funds remaining in ChampionsGate’s trust account and, if appropriate, obtain additional financing.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of Futuremain and Holdco relating to, among other matters, organization and authority; capitalization and subsidiaries; financial statements; absence of certain changes and undisclosed liabilities; properties and assets; litigation; material contracts; licenses and permits; compliance with laws; intellectual property, privacy and data security; customers and suppliers; employee and benefit matters; taxes; environmental matters; international trade and anti-bribery compliance; affiliate transactions; and brokers’ and finders’ fees.

The Business Combination Agreement also contains customary representations and warranties of ChampionsGate and the other Pubco Parties relating to, among other matters, organization and authority; governmental approvals and non-contravention; capitalization and issuance of shares; SEC filings and financial statements; the trust account; Nasdaq listing and reporting-company status; litigation; compliance with laws, anti-money laundering requirements and sanctions laws; tax matters; Investment Company Act status; and brokers’ and finders’ fees.

Termination

The Business Combination Agreement may be terminated before the Closing under certain circumstances, including: (i) by mutual written consent of Futuremain and ChampionsGate; (ii) by either Futuremain or ChampionsGate following an uncured breach by the other party that causes the applicable closing conditions not to be satisfied, subject to the cure periods and other limitations set forth in the Business Combination Agreement; (iii) by Futuremain if the Parties are unable to agree on an alternative structure or other mutually acceptable arrangements following a determination that Futuremain’s shareholders may not qualify for the intended tax deferral treatment; (iv) by either Futuremain or ChampionsGate if the Business Combination has not been consummated on or before December 31, 2027, subject to extension by written agreement and specified limitations; (v) by either Futuremain or ChampionsGate if a final, non-appealable order prohibiting the Business Combination is in effect; or (vi) if the applicable transaction proposals fail to receive the required approval of ChampionsGate’s shareholders.

The foregoing description of the Business Combination Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain Related Agreements

Lock-Up Agreement

At the Closing, certain Pubco shareholders will enter into a lock-up agreement relating to their Pubco Shares, substantially in the form attached to the Business Combination Agreement as Exhibit A, subject to the terms and exceptions set forth therein.

Registration Rights Agreement

At the Closing, certain Pubco shareholders will enter into a registration rights agreement governing the resale of their Pubco Shares, in a form reasonably acceptable to the parties thereto.

Additional Information About the Proposed Transaction and Where to Find It

The proposed Business Combination will be submitted to the shareholders of ChampionsGate for their consideration. In connection with the proposed Business Combination, ChampionsGate and Pubco intend to prepare and file with the SEC a registration statement on Form F-4 (the “Registration Statement”), which will include a proxy statement of ChampionsGate and a prospectus of Pubco (the “Proxy Statement/Prospectus”). After the Registration Statement has been filed and declared effective, the definitive Proxy Statement/Prospectus and other relevant documents will be mailed to ChampionsGate shareholders as of the record date established for voting on the proposed Business Combination. Before making any voting or investment decision, ChampionsGate shareholders and other interested persons are advised to read, when available, the Registration Statement, the definitive Proxy Statement/Prospectus and other documents filed with the SEC in connection with the proposed Business Combination because these documents will contain important information about ChampionsGate, Futuremain, Pubco and the proposed Business Combination. Investors and security holders may obtain free copies of these documents, when available, through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

ChampionsGate, Futuremain, Pubco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ChampionsGate’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation, and a description of their direct and indirect interests, will be set forth in the Proxy Statement/Prospectus when it becomes available. Information regarding ChampionsGate’s directors and executive officers is contained in ChampionsGate’s filings with the SEC. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decision.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination. Forward-looking statements include statements concerning the Parties’ expectations, hopes, beliefs, intentions or strategies regarding the future, including statements regarding the anticipated benefits of the Business Combination, the expected timing and completion of the Business Combination, the listing of Pubco’s securities, the composition of Pubco’s board of directors and management, Futuremain’s business and operations and the Parties’ ability to obtain required approvals and satisfy closing conditions. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (b) the outcome of any legal proceedings that may be instituted against the Parties following announcement of the Business Combination; (c) the inability to complete the Business Combination due to failure to obtain required shareholder, governmental or regulatory approvals or to satisfy other closing conditions; (d) changes to the proposed structure that may be required or appropriate as a result of applicable laws or regulations, tax considerations or regulatory requirements; (e) the ability to meet applicable Nasdaq listing standards following consummation of the Business Combination; (f) the risk that the announcement or consummation of the Business Combination disrupts current plans and operations; (g) the effect of the announcement or pendency of the Business Combination on the Parties’ business relationships, operating results and businesses generally; (h) the ability to recognize the anticipated benefits of the Business Combination; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal, regulatory, tax and accounting developments; (k) the possibility that the Parties may be adversely affected by other economic, business or competitive factors; and (l) other risks and uncertainties indicated from time to time in ChampionsGate’s filings with the SEC.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by ChampionsGate, and following the Closing, Pubco, from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements. The Parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Party gives any assurance that any Party will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an applicable exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Business Combination Agreement, dated September 11, 2026, by and among ChampionsGate Acquisition Corporation, Futuremain Co., Ltd. and the other parties thereto.
10.1	Form of Lock-Up Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2026

ChampionsGate Acquisition Corporation

By:	/s/ Timothy Boon Liat Lim
Name:	Timothy Boon Liat Lim
Title:	Chief Executive Officer